Financial Earnings Results

Second Quarter 2026

July 22, 2026

Cathay General Bancorp

Forward Looking Statements

This presentation contains forward-looking statements about Cathay General Bancorp and its subsidiaries (collectively referred to herein as the "Company," "we," "us," or "our") within the meaning of the applicable provisions of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provision for forward-looking statements in these provisions. Statements that are not historical or current facts, including statements about beliefs, expectations and future economic performance, are "forward-looking statements" and are based on the information available to, and estimates, beliefs, projections, and assumptions made by, management as of the date on which such statements are first made. Forward-looking statements are not guarantees of future performance and are subject to inherent risks and uncertainties that could cause actual results to differ materially from those anticipated in the statements. These risks and uncertainties include, but are not limited to: local, regional, national and international business, market and economic conditions and events, the potential for new and increased tariffs, trade restrictions or geopolitical tensions that could affect economic activity or specific industry sectors and the impact they may have on us, our clients and our operations, assets and liabilities; possible additional provisions for loan losses and charge-offs; credit risks of lending activities and deterioration in asset or credit quality; extensive laws and regulations and supervision that we are subject to, including potential future supervisory action by bank supervisory authorities; increased costs of compliance and other risks associated with changes in regulation; higher capital requirements from the implementation of the Basel III capital standards; compliance with the Bank Secrecy Act and other money laundering statutes and regulations; potential goodwill impairment; liquidity risk; fluctuations in interest rates; risks associated with acquisitions and the expansion of our business into new markets; inflation and deflation; real estate market conditions and the value of real estate collateral; our ability to generate anticipated returns on our investments and financings, including in tax advantaged projects; environmental liabilities; our ability to compete with larger competitors; our ability to retain key personnel; successful management of reputational risk; natural disasters, public health crises and geopolitical events; including wars and armed conflicts, and their resulting economic impacts; general economic or business conditions in Asia, and other regions where Cathay Bank has operations; failures, interruptions, or security breaches of our information systems; our ability to adapt our systems to technological changes; risk management processes and strategies; adverse results in legal proceedings; certain provisions in our charter and bylaws that may affect acquisition of the Company; changes in accounting standards or tax laws and regulations; market disruption and volatility; restrictions on dividends and other distributions by laws and regulations and by our regulators and our capital structure; issuance of preferred stock; successfully raising additional capital, if needed, and the resulting dilution of interests of holders of our common stock; the soundness of other financial institutions; and general competitive, economic political, and market conditions and fluctuations.

These and other factors are further described in Cathay General Bancorp's Annual Report on Form 10-K for the year ended December 31, 2025 (Item 1A in particular), other reports filed with the Securities and Exchange Commission ("SEC"), and other filings the Company makes with the SEC from time to time. Actual results in any future period may also vary from the past results discussed in this presentation. Given these risks and uncertainties, readers are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, we undertake no obligation to update or review any forward-looking statement to reflect circumstances, developments or events occurring after the date on which the statement is made or to reflect the occurrence of unanticipated events.

$24.7bn
Total Assets

$4.1bn
Market Cap

1.52%
ROAA

13.70%
CET1

CATY
Ticker

Los Angeles
Headquarters

- **Oldest Operating Chinese American-Founded Bank** established in 1962 with deep roots, strong brand equity, and multi-generational client relationships
- **Industry-Leading Operating Efficiency** supporting strong profitability across economic cycles
- **Conservative Credit Culture** supporting consistent risk management and asset quality
- **Strong Capital Position** providing flexibility for growth, shareholder returns, and strategic opportunities
- **Meaningful Insider Ownership** reflecting strong alignment with stockholder interests

Information as of June 30, 2026.

Cathay General Bancorp

Broad, Strategically Positioned Footprint
with 60+ locations across key multicultural and commercial markets



WA
NY
IL
NV
CA
TX
Headquarters
Branches

CALIFORNIA
Alhambra
Arcadia
Artesia
Brea
City of Industry
Cupertino
Daly City
Diamond Bar
Dublin
El Monte
Fountain Valley
Fremont
Irvine (3)
Los Angeles
Millbrae
Milpitas
Monterey Park
Mountain View
Northridge
Oakland
Ontario
Richmond
Rancho Cucamonga
Rowland Heights
Sacramento
San Diego
San Francisco (3)
San Gabriel
San Jose (2)
San Marino
San Mateo
Temple City
Torrance
Union City
West Covina
Westminster

ILLINOIS
Chicago
Westmont

MARYLAND
Rockville

MASSACHUSETTS
Boston

NEVADA
Las Vegas

NEW JERSEY
Edison

NEW YORK
Brooklyn (2)
Elmhurst
Flushing (3)
New York City (3)

TEXAS
Houston
Plano

WASHINGTON
Bellevue
Kent
Seattle (2)

HONG KONG
Tsim Sha Tsui

REPRESENTATIVE OFFICES
Beijing
Shanghai
Taipei

2025 Top 50 Public Banks

TIME AMERICA'S BEST COMPANIES 2026

Financial Performance 2Q 2026

Quarterly Highlights

Earnings and Profitability

- Net income of $92.2 million and EPS of $1.37
- ROAA of 1.52%; ROATCE* of 13.98%
- Efficiency ratio of 41.53% up 1.18% QoQ

Net Interest Income, Margin, and Funding

- NIM of 3.48%, up 5 bps QoQ and 21 bps YoY
- NII of $200.9 million, up $6.7 million QoQ, up $19.7 million YoY
- Deposits of $21.06 billion, up 1.87% QoQ, up 5.27% YoY

Loans, Credit Quality, and Capital Management

- Loans of $20.62 billion up $446.7 million QoQ, up $836.6 million YoY
- Allowance for credit loss on loans and leases of $218.9 million, up $10.1 million QoQ
- Capital remains strong: CET1 of 13.70%, Leverage of 11.28%
- The Board approved an increase in our existing share repurchase authorization from $150 million to $200 million, pending regulatory approval [1] [2]
- The Board approved a plan to extinguish certain of its Trust Preferred Securities, totaling $54.1 million of the $119.1 million of exposure [2]

Strategic and Notable Items

- Pre-tax valuation gain on equity securities of $11.7 million
- Repositioning debt securities contributing to a pre-tax loss of $10.6 million

Net Income



Net Income ($mn)
Diluted EPS
$77.4
$77.7
$90.5
$86.9
$92.2
$1.10
$1.13
$1.33
$1.29
$1.37
2Q25
3Q25
4Q25
1Q26
2Q26

Return on Assets & Equity



ROATCE *
ROAE
ROAA
12.36%
12.21%
14.12%
13.64%
13.98%
10.72%
10.60%
12.27%
11.88%
12.21%
1.33%
1.29%
1.49%
1.47%
1.52%
2Q25
3Q25
4Q25
1Q26
2Q26

* Refer to GAAP to non-GAAP reconciliation in Appendix.

[1] There can be no assurance if and when such regulatory approval will be received, but the company will announce the commencement of such additional buyback program if and when such approval is received.

[2] The Board may also suspend, terminate or modify these authorizations at any time for any reason.

Summary Balance Sheets (Unaudited)

$mn, except per share data	6.30.26	3.31.26	% Change QoQ	6.30.25	% Change YoY
Cash equivalents & ST investments	$ 1,327	$ 1,205	10%	$ 1,247	6%
AFS debt securities	1,683	1,678	0%	1,648	2%
Loans held-for-sale	-	7	(100)%	13	(100)%
Gross loans, net of fees	20,607	20,160	2%	19,771	4%
Allowance for loan losses	(219)	(209)	5%	(174)	26%
Net Loans	**20,388**	**19,952**	**2%**	**19,597**	**4%**
Goodwill and intangible assets	378	378	(0)%	379	(0)%
Other assets	877	828	6%	839	5%
Total Assets	**$ 24,653**	**$ 24,049**	**3%**	**$ 23,724**	**4%**
Deposits	$ 21,062	$ 20,676	2%	$ 20,006	5%
FHLB borrowings	-	-	-	412	(100)%
Debt	119	119	-	119	-
Other Liabilities	425	267	59%	300	42%
Total Liabilities	**$ 21,606**	**$ 21,062**	**3%**	**$ 20,838**	**4%**
Total Stockholders' Equity	**$ 3,047**	**$ 2,987**	**2%**	**$ 2,886**	**6%**
Book value per share	$ 45.59	$ 44.60	2%	$ 41.62	10%
Tangible book value per share*	$ 39.93	$ 38.95	3%	$ 36.16	10%
Tangible common equity ratio*	10.99%	11.02%	(0)%	10.74%	2%
Net loan-to-deposit ratio	96.80%	96.50%	0%	97.96%	(1)%

* Refer to GAAP to non-GAAP reconciliation in Appendix.
Totals may not foot due to rounding.

Highlights

- **Cash equivalents and short-term investments** increased 10% QoQ, reflecting disciplined liquidity management
- **Gross loans, net of fees** of $20.61 billion, up 2.2% QoQ, reflecting meaningful growth for the quarter
- **Deposits** of $21.06 billion, up 1.9% QoQ with significant momentum in May and June
- **Tangible book value per share*** increased by $0.98, supported by sustained profitability and disciplined capital management
- **Capital levels** remain strong, with a tangible common equity ratio* of 10.99%, providing substantial balance sheet flexibility

Loan and Deposit Composition

Total Loan Portfolio ($bn)

EOP as of 6.30.26


Construction
1%
Residential
Mortgage*
30%
$20.6bn
Total Loans
CRE
52%
C & I
17%

* Residential Mortgage includes equity lines, installment and other loans.

Average Loan Growth – QoQ Annualized % ($bn)


Total CRE
Residential Mortgage*
C & I
Construction
$19.4
+5%
$19.7
+9%
$20.1
+1%
$20.2
+1%
$20.2
$0.3
$3.1
$5.9
$10.1
$0.3
$3.1
$6.0
$10.3
$0.4
$3.2
$6.0
$10.5
$0.4
$3.2
$6.0
$10.6
$0.3
$3.3
$6.0
$10.6
2Q25
3Q25
4Q25
1Q26
2Q26

Highlights

- **Average Loans** of $20.21 billion, up 1% QoQ
- **CRE concentration ratio** of 277%, remaining below regulatory thresholds and internal limits
- **Average deposits** of $20.70 billion, up 2% QoQ
- **Uncollateralized and uninsured deposits** unchanged at 45% QoQ

Total Deposits ($bn)

EOP as of 6.30.26


MMA
19%
IB Checking
& Savings
19%
$21.1bn
Total Deposits
Time
45%
DDA
17%

Average Deposit Growth – QoQ Annualized % ($bn)


Time
DDA
MMA
IB Checking & Savings
$20.0
+6%
$20.2
+9%
$20.7
-3%
$20.6
+2%
$20.7
$3.5
$3.5
$3.3
$9.7
$3.6
$3.5
$3.4
$9.7
$3.8
$3.7
$3.5
$9.7
$3.9
$3.7
$3.3
$9.7
$4.0
$3.7
$3.5
$9.5
2Q25
3Q25
4Q25
1Q26
2Q26

Cathay General Bancorp

Cash and AFS Securities

Total Securities Portfolio and Cash ($mn)

as of 6.30.26



Cash and Short Term Investments
Total Securities (FMV)
Total Securities Average Yield (%)
$2,895
$2,952
$3,083
$2,884
$3,010
$1,247
$1,308
$1,424
$1,205
$1,327
$1,648
$1,643
$1,658
$1,678
$1,683
3.78%
3.59%
3.52%
3.35%
3.39%
2Q25
3Q25
4Q25
1Q26
2Q26

Net Unrealized Loss on AFS Securities in AOCI ($mn)



2Q25
3Q25
4Q25
1Q26
2Q26
($98)
($85)
($77)
($63)
($55)

Highlights

- **Stable cash and securities portfolio** supporting ample liquidly profile. Together with our off-balance sheet contingent funding sources, our liquidity remains well above internal targets
- **Unrealized losses in AOCI** declined 44% YoY. The reduction in 2Q26 reduction was driven by the sales of underwater securities as part of the securities portfolio repositioning
- **Strong IRR profile** with exceptional liquidity, featuring a 2-year duration and 60% annual cash flow for the year
- **Exceptional portfolio credit quality**, with over 95% invested in U.S. government-backed securities and the remainder exclusively in investment-grade assets

Securities Portfolio

as of 6.30.26

Type	Book Value ($mn)	Book Yield (AFS)	Effective Duration (AFS)
Treasury/Agency	$937	3.63%	0.20
MBS Fixed	$722	3.56%	4.56
MBS ARM	$1	5.56%	0.90
CMO	$6	1.19%	6.40
SBA Floaters	$1	4.86%	0.50
Corporate	$70	2.41%	0.20
Total Securities Portfolio*	$1,737	3.55%	2.03

* Over 95% backed by US guaranteed/GSE.

Annual Cash Flow ($mn)

as of 6.30.26



Treasury/Agency
Corporate
MBS Fixed
MBS ARM
CMO
SBA Floaters
$1,047
$61
$60
$56
$52
$479
2026
2027
2028
2029
2030
>2030

Summary Income Statements (Unaudited)

$mn, except per share data		6.30.26		3.31.26	% Change QoQ		6.30.25	% Change YoY
Net interest income before provision for credit losses	$	**200.9**	$	**194.2**	**3%**	$	**181.2**	**11%**
Provision for credit losses		11.2		18.2	(38)%		11.2	0%
Net interest income after provision for credit losses		**189.7**		**176.0**	**8%**		**170.0**	**12%**
Noninterest income		21.4		20.7	4%		15.4	39%
Noninterest expense		92.3		86.7	7%		89.1	4%
Income before income taxes		**118.7**		**110.0**	**8%**		**96.3**	**23%**
Income tax provision (benefit)		26.5		23.1	15%		18.8	41%
Net Income	$	**92.2**	$	**86.9**	**6%**	$	**77.5**	**19%**
Diluted EPS	$	1.37	$	1.29	6%	$	1.10	24%
Return on avg tangible common equity*		13.98%		13.64%	2%		12.36%	13%
Weighted avg. diluted shares (in millions)		67.3		67.4	(0)%		70.2	(4)%

* Refer to GAAP to non-GAAP reconciliation in Appendix.
Totals may not foot due to rounding.

Highlights

- **Net income** of $92.2 million increased 6% QoQ, primarily driven by higher net interest income and lower provision for credit losses
- **Noninterest income** of $21.4 million up 4% QoQ, driven by unrealized gains on equity securities and higher wealth management fees, offset by the loss on securities
- **Noninterest expense** of $92.3 million up 7% QoQ, due to LIHTC amortization following our receipt of updated investor financial statements
- **Effective tax rate** of 22.3% reflecting a quarterly true-up associated with increases to our projected annual tax rate

Yield and Funding Costs



Net Interest Income and Net Interest Margin
NII ($mn)
NIM
Avg. Fed Funds Rate
$181
$190
$195
$194
$201
4.33%
4.30%
3.90%
3.64%
3.63%
3.27%
3.31%
3.36%
3.43%
3.48%
2Q25
3Q25
4Q25
1Q26
2Q26



Average Loan Yield vs Prime Rate and 1M SOFR
Avg. Loan Yield
Avg. Prime Rate
Avg. 1M SOFR Rate
7.50%
7.46%
7.02%
6.75%
6.75%
6.11%
6.14%
6.05%
6.01%
5.97%
4.33%
4.35%
4.08%
3.68%
3.63%
2Q25
3Q25
4Q25
1Q26
2Q26



Average Cost of Deposits vs Fed Funds Rate
Avg. Cost of Total Deposit (in bps)
Avg. Cost of IB Deposit (in bps)
Avg. Fed Funds Rate
4.33%
4.30%
3.90%
3.64%
3.63%
279
335
273
328
259
312
248
296
239
286
2Q25
3Q25
4Q25
1Q26
2Q26

Highlights

- **Net interest income** was up $7 million QoQ largely due to loan growth, day count, and net interest margin expansion
- **Net interest income and net interest margin** both benefited from lower interest-bearing deposit costs which declined 10 bps QoQ
- **Loan yields** declined by 4 bps QoQ, reflecting recent repricing activity and elevated interest recoveries and repayment penalties recognized in Q1

Cathay General Bancorp

Non-Interest Income

Non-Interest Income ($mn)



$27.8
$21.0
$20.7
$21.4
$16.8
$17.8
$18.1
$19.1
$20.3
$15.4
2Q25
3Q25
4Q25
1Q26
2Q26
net gain/(loss) from investment securities
net gain/(loss) from equity securities
wealth management fees
loan and derivative fees
letter of credit commissions
deposit account fees
other operating income
total non-interest income
total adjusted non-interest income*

($mn)	2Q2025	3Q2025	4Q2025	1Q2026	2Q2026
Non-interest income	**$ 15.4**	**$ 21.0**	**$ 27.8**	**$ 20.7**	**$ 21.4**
Net gains/(losses) from equity securities	(1.4)	3.3	9.7	17.3	11.7
Net gains/(losses) from investment securities	-	-	-	(15.7)	(10.6)
Adjusted non-interest income*	**$ 16.8**	**$ 17.8**	**$ 18.1**	**$ 19.1**	**$ 20.3**

* Refer to GAAP to non-GAAP reconciliation in Appendix.
Totals may not foot due to rounding.

Highlights

- **Non-interest income** increased $0.7 million QoQ due to lower net loss from investment securities repositioning, higher wealth management fees and other operating income; offset by lower net gains on equity securities
- **Adjusted Non-interest income*** increased $1.2 million QoQ primarily driven by higher wealth management fees

Operating Expense & Efficiency

Noninterest Expense ($mn)


$89.1
$88.1
$92.2
$86.7
$92.3
$3.2
$8.9
$5.9
$11.2
$7.0
$9.8
$43.1
$2.8
$7.4
$6.1
$12.1
$6.5
$9.8
$43.5
$2.0
$8.0
$5.9
$11.2
$5.9
$10.7
$48.4
$2.4
$7.8
$5.8
$6.7
$8.8
$9.7
$45.5
$3.0
$7.5
$5.8
$9.9
$9.2
$10.2
$46.7
2Q25
3Q25
4Q25
1Q26
2Q26
FDIC and State assessments
professional services
occupancy
tax credit investments
marketing and other operating expense
computer and data processing
salaries and employee benefits

Noninterest Expense ($mn) & Efficiency Ratio


$89.1
$78.2
$88.1
$77.1
$92.2
$81.8
$86.7
$78.7
$92.3
$81.9
45.3%
41.8%
41.4%
40.4%
41.5%
39.5%
37.2%
38.4%
36.9%
37.0%
2Q25
3Q25
4Q25
1Q26
2Q26
Noninterest Expense
Adjusted Noninterest Expense*
Efficiency Ratio
Adjusted Efficiency Ratio*

* Refer to GAAP to non-GAAP reconciliation in Appendix.

Highlights

- **Noninterest expense** decreased $5.6 million primarily due to higher LIHTC amortization, salaries and employee benefits costs and FDIC assessment expenses in QoQ
- **Efficiency ratio** increased 1.1%
- **Adjusted efficiency ratio*** increased 0.1%

Asset Quality Metrics

ALLL Composition ($mn)



CRE
C & I
Residential Mortgage
Construction
Total ALLL
Reserve Rate
$174
$5
$21
$41
$107
$187
$7
$23
$39
$118
$196
$6
$25
$39
$126
$209
$15
$25
$47
$122
$219
$15
$23
$46
$134
1.06%
6.10%
0.38%
1.32%
1.24%
2Q25
3Q25
4Q25
1Q26
2Q26

Reserves and Net Charge Offs (%)



ALLL / Gross Loans
NCOs/Avg Loans (annualized)
0.88%
0.93%
0.97%
1.03%
1.06%
0.26%
0.32%
0.11%
0.04%
0.04%
2Q25
3Q25
4Q25
1Q26
2Q26

Highlights

- **ALLL to gross loans** increased to 1.06%, reflecting continued reserve growth alongside loan growth
- **Net charge off ratio** remains low at 0.04% of average loans
- **Criticized and classified loans** declined 12.4% QoQ driven by decreases of 21.5% in special mention and 2.3% in classified loans

Classified Loans Ratio ($mn)



Special Mention (Criticized Loans)
Classified Loans
Classified Loans/Total Gross Loans
$310
$432
2.18%
$455
$420
2.09%
$535
$391
1.94%
$480
$430
2.13%
$377
$420
2.04%
2Q25
3Q25
4Q25
1Q26
2Q26

Classified Loans are loans classified as substandard and doubtful.

Non-Performing Assets Ratio ($mn)



Non-Performing Loans
OREO
NPA/Total Assets
$19
$181
0.84%
$33
$166
0.83%
$30
$113
0.59%
$33
$94
0.53%
$34
$112
0.59%
2Q25
3Q25
4Q25
1Q26
2Q26

Non-Performing Assets (NPA) = Non-Performing Loans + OREO

Strong Capital Ratios

Key Capital Ratios (%)



13.70%
13.70%
15.47%
11.28%
7.00%
8.50%
10.50%
4.00%
CET 1 capital ratio
Tier 1 risk-based capital
Total risk-based capital
Tier 1 leverage capital ratio
Basel III minimum including capital conservation buffer
CATY at 6.30.26

* Refer to GAAP to non-GAAP reconciliation in Appendix.

Highlights

- Capital Ratio
  - All capital ratios remained well above Basel III minimums
  - Risk-based capital ratios increased approximately 20 bps QoQ, reflecting recent capital optimization reporting activities
- **Book Value Metrics**
  - Book value per common share increased 9.3% YoY to $45.59
  - Tangible book value per common share* increased 10.4% YoY to $39.93
- Capital Return
  - Quarterly common dividend of $0.38 per share ($1.52 annualized)
  - Repurchased 242,148 shares during 2Q26 at an average cost of $58.00 per share

Management Guidance Full Year 2026

	Full Year 2026 Guidance	Prior Outlook	Full Year 2025 Actual
Loans, end of period	▪ Estimated growth rate 3.5% to 4.5%.	▪ Estimated growth rate 3.5% to 4.5%.	$20.2 billion +4.0% YoY
Deposits	▪ Estimated growth rate 3% to 4%.	▪ Estimated growth rate 4% to 5%.	$20.9 billion +6.1% YoY
Adjusted Noninterest Expense*	▪ Estimated growth rate 3.5% to 4.5%.	▪ Estimated growth rate 3.5% to 4.5%.	$313.0 million +4.6% YoY
NIM	▪ Estimated to range between 3.40% and 3.50%. ▪ 25bps rate hike in September.	▪ Estimated to range between 3.40% and 3.50%. ▪ No rate cuts expected.	3.30%
Tax Rate	▪ Effective tax rate for 2026 estimated between 21.00% and 22.00%.	▪ Effective tax rate for 2026 estimated between 20.50% and 21.50%.	▪ Effective tax rate for the full year was 19.24%.

* Refer to GAAP to non-GAAP reconciliation in Appendix.

The guidance provided above is based on a number of assumptions that management believes to be reasonable and reflects our expectations as of the date of this presentation. Actual results may differ materially from these estimates as a result of various factors, and we refer to the cautionary language regarding "forward-looking statements" included in this presentation when considering this information.

The foregoing presents non-GAAP projected adjusted noninterest expense, which excludes the impact of amortization of investments in low-income housing and alternative energy partnerships, expenses related to other real estate owned ("OREO"), amortization of core deposit intangibles and servicing rights, and FDIC special assessments. The Company is unable to provide a reconciliation of this forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measure, projected noninterest expense, without unreasonable efforts. This is due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, including, but not limited to, (i) the timing and amount of amortization associated with investments in low-income housing and alternative energy partnerships, which may vary based on projected performance, tax credit delivery, and changes in investment assumptions, (ii) the timing and amount of OREO-related expenses, which depend on the resolution and disposition of underlying properties, (iii) amortization of core deposit intangibles and servicing rights, which may be impacted by changes in estimates, and (iv) the occurrence, timing, and magnitude of FDIC special assessments, which are determined by regulatory authorities and are inherently uncertain. These items are inherently uncertain and depend on various factors, many of which are outside the Company's control, and as a result, the Company cannot reasonably estimate their impact at this time. Accordingly, a reconciliation to the corresponding GAAP measure is not available without unreasonable effort.

Appendix

Loan and Deposit Yields

Average Loan Yield by Type (bps)



2Q25 3Q25 4Q25 1Q26 2Q26
7% fixed rate
93% float rate
33% fixed rate
29% float rate
38% hybrid
36% fixed rate
28% float rate
36% hybrid
611 614 605 601 597
687 692 647 622 626
579 577 577 574 573
599 605 605 600 597
Total Loans
C & I
Residential Mortgage
CRE

Loan Portfolio By Index Rate

as of 6.30.26



Other 8%
Prime 11%
Fixed Rate 29%
SOFR 22%
Hybrid in Fixed Rate Period 30%
Total Fixed Rate and Hybrid in Fixed Period: 59%*

*Excludes fixed to float interest rate swaps of 3.0%.

Average Cost of Deposits by Type (bps)



2Q25 3Q25 4Q25 1Q26 2Q26
279 273 259 248 239
335 328 312 296 286
391 381 370 355 339
344 344 315 300 302
167 172 162 151 149
171 170 158 143 148
Total Deposit
IB Deposit
Time
MMA
Savings
IB Checking

Commercial Real Estate Portfolio

CRE Portfolio Breakdown



$20.6bn
Total Loans
CRE
52%
Construction
1%
Residential Mortgage*
30%
C & I
17%
Residential 17%
Retail 13%
Office 7%
Warehouse 7%
Industrial 3%
Hotel / Motel 2%
Special Use
1.4%
Restaurant
1.1%
Land 0.3%
Theater 0.1%
CRE
$10.8bn
52% of total loans

CRE loans of $10.78 billion include a notional amount of $623 million of interest rate swaps or 3.0% of total loans.

* Residential Mortgage includes equity lines, installment and other loans.

CRE Geographic Distribution



$10.8bn
CRE
NY
36%
CA
45%
Other
7%
TX 5%
IL 3%
NV 2%
HK 2%

CRE Concentration



291%
291%
287%
278%
277%
2Q2025
3Q2025
4Q2025
1Q2026
2Q2026
350% internal threshold *
300% regulatory threshold
CRE /Total Risk-Based Capital

* *Internal threshold was reduced from 400% to 350% effective 2Q2026.*

Commercial Real Estate Portfolio (cont'd)

CRE LTV Distribution


40% to 50%
23%
50% to 60%
32%
30% to 40%
15%
$10.8bn
CRE
Under 30%
9%
Over 70%
2%
60% to 70%
19%

CRE LTV and Size by Property Type

	CRE Loan Portfolio ($mn)	Avg. Loan Size ($mn)	CRE Weighted Avg. LTV
Residental	$3,582	$1.4	53%
Retail	$2,674	$2.1	48%
Office	$1,388	$2.3	48%
Warehouse	$1,468	$2.9	47%
Industrial	$713	$3.5	47%
Hotel / Motel	$373	$7.6	44%
Special Use	$282	$2.9	45%
Restaurant	$218	$1.1	48%
Land	$62	$2.6	45%
Theater	$19	$6.4	53%
CRE	**$10,779**	**$2.0**	**49%**

Selected CRE and Construction Loan Portfolios

Residential CRE Portfolio

% based on $3.6bn loans outstanding



5+ Multi-Family
43%
Commercial Units
38%
2-4 Unit Residence
14%
Single Family Residence
5%



CA 35%
53%
LTV Weighted Average
NY 51%
TX 4%
WA 4%
IL 2%
Other 4%

Retail CRE Portfolio

% based on $2.7bn loans outstanding



Retail/Mix Use
31%
Retail Store/Building
30%
Neighborhood Center
20%
Strip Mall
9%
Shopping Center
9%
Other
1%



NY 29%
48%
LTV Weighted Average
CA 47%
TX 9%
NV 5%
IL 4%
HK 2%
Other 4%

Construction Portfolio

% based on $0.2bn loans outstanding



Multiple Family Residential
90%
Single Family Residential
6%
Retail
3%
Warehouse
2%



NY 30%
53%
LTV Weighted Average
CA 49%
WA 14%
Other 7%

CRE Office Portfolio

Office CRE Portfolio

% based on $1.4bn loans outstanding



Office Condominium
30%
Office Building
29%
Office / Retail Stores
22%
Medical Office
11%
Office / Mixed Use
8%



NY 36%
48%
LTV Weighted Average
CA 47%
HK 5%
NV 4%
WA 2%
IL 2%
Other 4%

Office CRE Distribution

Property Type	Office CRE Loan Portfolio ($mn)	Total CRE Weighted Avg. LTV ($mn)
Office Building	$411	49%
Office Condominium	$415	47%
Office / Retail Stores	$301	36%
Medical Office	$152	50%
Office / Mixed Use	$110	44%
Total Office CRE	**$1,388**	
Avg. Outstanding Size	**$2.3**	
Avg. Property Size (sq ft)	**15,035**	

Office CRE Collateral Distribution ($mn)



Urban
$831
Suburban
$515
Central Business District
$42

Central Business District (CBD) – Central Business/Financial Centers (mainly city downtowns)
Urban – City and metropolitan areas
Suburban – Outside of the city/metropolitan area

Residential Mortgage Portfolio

Resi. Mortgage Geographic Distribution


NY
38%
$6.1bn
Residential
Mortgage*
CA
48%
WA 5%
TX 2%
NJ 2%
Other 5%

Single-Family Resi. LTV Distribution


50% or Under
38%
>50% to 55%
10%
> 55% to 60%
15%
Over 60%
37%
53%
LTV Weighted
Average
$423,000
Outstanding Size
Average

* Residential Mortgage includes equity lines, installment and other loans.

Use of Non-GAAP Financial Information

Consolidated financial information has been presented in accordance with GAAP as well as on a non-GAAP basis to supplement our consolidated financial results. Our non-GAAP financial measures including tangible book value ("TBV"), tangible book value per share ("TBV/Share"), tangible assets, tangible common equity ("TCE") ratio, the return on average tangible common stockholders' equity ("ROATCE"), adjusted total revenue, adjusted non-interest expense, and the adjusted efficiency ratio. We believe these non-GAAP financial measures provide investors with information useful in understanding its financial position, results of operations, the strength of its capital position, and overall business performance. These non-GAAP financial measures are used for performance measurement purposes, as well as for internal planning and forecasting, and by securities analysts, investors, and other interested parties to assess peer company operating performance. These non-GAAP financial measures should not be considered a substitute for GAAP-basis financial measures. Because non-GAAP financial measures are not standardized, it may not be possible to compare these with other companies that present financial measures having the same or similar names.

TBV represents stockholders' equity less goodwill and other intangible assets. TBV/share represents TBV divided by the number of common shares outstanding at the end of the reporting period. The TCE ratio represents TBV divided by tangible assets. Tangible assets is equal to total assets less goodwill and other intangible assets. ROATCE is calculated using net income adjusted for the tax-effected amortization of intangible assets, as a percentage of average stockholders' equity less average goodwill and other intangible assets.

Adjusted total revenue is calculated by adding net interest income before provision for credit losses and non-interest income excluding net gains and losses from equity and investment securities. Adjusted non-interest expense is non-interest expense excluding amortization of investments in low-income housing and alternative energy partnerships, other real estate owned expenses, amortization of core deposit intangibles and the FDIC special assessment. The Adjusted efficiency ratio is calculated by dividing the Company's adjusted non-interest expense by adjusted total revenue. It represents the costs expended to generate a dollar of revenue. The adjusted components exclude items that are non-operational as well as the amortization of investments in low-income housing partnerships and alternative energy partnerships. Although this amortization is operational in nature, it is removed to enhance comparability with peers that report these costs within income tax expense under proportional amortization accounting, which the Company has not yet adopted.

The Company strongly encourages investors to review its consolidated financial statements in their entirety and to not rely on any single financial measure. A reconciliation between GAAP and non-GAAP financial information is provided in this Appendix.

Appendix: GAAP to Non-GAAP Reconciliation
Selected Consolidation Financial Information ($ in thousands) (unaudited)

(in thousands except per share data) (Unaudited)		As of June 30, 2026	As of March 31, 2026	As of June 30, 2025
Stockholders' equity	(a)	$ 3,046,614	$ 2,986,648	$ 2,886,295
Less: Goodwill		(375,696)	(375,696)	(375,696)
Other intangible assets [1]		(2,341)	(2,450)	(2,888)
Tangible book value	(b)	$ 2,668,577	$ 2,608,502	$ 2,507,711
Total assets	(c)	$ 24,652,819	$ 24,048,630	$ 23,723,847
Less: Goodwill		(375,696)	(375,696)	(375,696)
Other intangible assets [1]		(2,341)	(2,450)	(2,888)
Tangible assets	(d)	$ 24,274,782	$ 23,670,484	$ 23,345,263
Average stockholders' equity		$ 3,029,993	$ 2,965,655	$ 2,898,960
Less: Average goodwill and other intangible assets, net		(378,072)	(378,301)	(378,709)
Average tangible stockholders' equity	(e)	$ 2,651,921	$ 2,587,354	$ 2,520,251
Number of common shares outstanding	(f)	66,825,367	66,972,039	69,343,395
Common equity to assets ratio	g=(a)/(c)	12.36%	12.42%	12.17%
Tangible common equity ratio	h=(b)/(d)	10.99%	11.02%	10.74%
Book value per share		$ 45.59	$ 44.60	$ 41.62
Tangible book value per share	i=(b)/(f)	$ 39.93	$ 38.95	$ 36.16

		Three Months Ended June 30, 2026	Three Months Ended March 31, 2026	Three Months Ended June 30, 2025
Net Income		$ 92,209	$ 86,886	$ 77,450
Add: Amortization of other intangibles [1]		278	223	285
Tax effect of amortization adjustments [2]		(82)	(66)	(85)
Tangible net income	(j)	$ 92,405	$ 87,043	$ 77,650
Return on average stockholder's equity [3]		12.21%	11.88%	10.72%
Return on average tangible stockholders' equity [3]	k=(j)/(e)	13.98%	13.64%	12.36%

[1] Includes core deposit intangibles and servicing rights
[2] Applied the statutory rate of 29.65%.
[3] Annualized

Appendix: GAAP to Non-GAAP Reconciliation
Selected Consolidation Financial Information ($ in thousands) (unaudited)

(in thousands except per share data) (Unaudited)		As of			
			June 30, 2026		June 30, 2025
		(Unaudited)			
Stockholders' equity	(a)	$	3,046,614	$	2,886,295
Less: Goodwill			(375,696)		(375,696)
Other intangible assets [1]			(2,341)		(2,888)
Tangible book value	(b)	$	2,668,577	$	2,507,711
Total assets	(c)	$	24,652,819	$	23,723,847
Less: Goodwill			(375,696)		(375,696)
Other intangible assets [1]			(2,341)		(2,888)
Tangible assets	(d)	$	24,274,782	$	23,345,263
Average stockholders' equity		$	2,997,861	$	2,881,929
Less: Average goodwill and other intangible assets, net			(378,186)		(378,825)
Average tangible stockholders' equity	(e)	$	2,619,675	$	2,503,104
Number of common shares outstanding	(f)		66,825,367		69,343,395
Common equity to assets ratio	g=(a)/(c)		12.36%		12.17%
Tangible common equity ratio	h=(b)/(d)		10.99%		10.74%
Book value per share		$	45.59	$	41.62
Tangible book value per share	i=(b)/(f)	$	39.93	$	36.16

		Six Months Ended			
			June 30, 2026		June 30, 2025
Net Income		$	179,095	$	146,956
Add: Amortization of other intangibles [1]			502		567
Tax effect of amortization adjustments [2]			(149)		(168)
Tangible net income	(j)	$	179,448	$	147,355
Return on average stockholder's equity [3]			12.05%		10.28%
Return on average tangible stockholders' equity [3]	k=(i)/(e)		13.81%		11.87%

[1] Includes core deposit intangibles and servicing rights
[2] Applied the statutory rate of 29.65%.
[3] Annualized

Appendix: GAAP to Non-GAAP Reconciliation
Selected Consolidation Financial Information ($ in thousands) (unaudited)

(in thousands except per share data) (Unaudited)		Three Months Ended June 30, 2026	Three Months Ended March 31, 2026	Three Months Ended June 30, 2025	Six Months Ended June 30, 2026	Six Months Ended June 30, 2025
Net interest income before provision for credit losses	a	$ 200,897	$ 194,168	$ 181,221	$ 395,065	$ 357,860
Non-interest income		21,405	20,659	15,391	42,064	26,595
Adjustments:						
Net gains/(losses) from equity securities		(11,652)	(17,316)	1,390	(28,968)	(5,581)
Impairment loss on investment securities		-	15,685	-	15,685	-
Net loss on sale of investment securities		10,554	-	-	10,554	-
Adjusted non-interest income	b	$ 20,307	$ 19,028	$ 16,781	$ 39,335	$ 21,014
Adjusted total revenue	c=a+b	$ 221,204	$ 213,196	$ 198,002	$ 434,400	$ 378,874
Non-interest expense	d	$ 92,316	$ 86,680	$ 89,134	$ 178,996	$ 174,790
Adjustments:						
Amortization of investments in low income housing		(9,748)	(6,625)	(10,950)	(16,373)	(19,673)
Amortization of investments in alternative energy partnerships		(125)	(115)	(229)	(240)	(560)
Other real estate owned		(339)	(1,589)	377	(1,928)	133
Amortization of core deposit intangible		(217)	(218)	(250)	(435)	(500)
FDIC special assessment		-	584	(139)	584	(139)
Adjusted non-interest expense	e	$ 81,887	$ 78,717	$ 77,943	$ 160,604	$ 154,051
Efficiency ratio		41.5%	40.4%	45.3%	41.0%	45.5%
Adjusted efficiency ratio	f=e/c	37.0%	36.9%	39.4%	37.0%	40.7%

Cathay General Bancorp